UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners Global High Yield Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Global High Yield Bond Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its

Legg Mason Partners Global High Yield Bond Fund         I

statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.97%.

Increased investor risk aversion during the summer of 2007 and toward the end of the reporting period tempered the gains in the high-yield bond market over the 12 months ended December 31, 2007. During that period, the Citigroup High Yield Market Indexv returned 1.84%. While high-yield bond prices rallied several times during the period,

II         Legg Mason Partners Global High Yield Bond Fund

flights to quality in June and July, as well as in November, dragged down the sector, despite continued low default rates.

Despite a dramatic flight to quality and weakness during the summer of 2007, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.28% over the 12 months ended December 31, 2007. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

Effective August 24, 2007, the Fund’s benchmark changed from the Citigroup High Yield Market Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexvii.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Global High Yield Bond Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

IV         Legg Mason Partners Global High Yield Bond Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.

International bonds also experienced periods of volatility, but generated positive performance during the fiscal year. However, given relatively strong international growth and inflationary pressures, they lagged their U.S. counterparts. In the Eurozone, the European Central Bank (“ECB”) raised interest rates in March and in June as it sought to temper growth as inflation exceeded its target. The ECB then remained on hold for the rest of the reporting period as they monitored the repercussions of the U.S. subprime meltdown. After raising rates in January, May and July of 2007, the Bank of England reversed course and lowered rates in December in an attempt to stimulate economic growth. During the year as a whole, the Lehman Brothers Global Aggregate Index (Hedged)v returned 5.33%.

Given the aforementioned flights to quality, lower-rated bonds experienced periods of weakness during the fiscal year. Over the period, high-yield bonds, as measured by the Citigroup High Yield Market Indexvi, returned 1.84%. This modest return was largely the result of sharp price declines in high-yield bond prices in June, July and November.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         1

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Global High Yield Bond Fund, excluding sales charges, returned -0.08%. The Fund’s new unmanaged benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexvii, returned 2.26% over the same time frame. For the same period, the Fund’s former unmanaged benchmark, the Citigroup High Yield Market Index, returned 1.84%. The Lipper High Current Yield Funds Category Average1 increased 1.50% for the same period.

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Global High Yield Bond Fund — Class A Shares	-2.53%	-0.08%

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index	-0.67%	2.26%

Citigroup High Yield Market Index	-0.80%	1.84%

Lipper High Current Yield Funds Category Average[1]	-1.36%	1.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -2.51%, Class C shares returned -2.73% and Class I shares returned -2.26% over the six months ended December 31, 2007. Excluding sales charges, Class B shares returned -0.37%, Class C shares returned -0.48% and Class I shares returned 0.39% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ending December 31, 2007 for Class A, B, C and I shares were 8.65%, 8.72%, 8.71% and 9.52%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.19%, 1.98%, 1.69% and 0.84%, respectively.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 477 funds for the six-month period and among the 455 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Our issue selection aided relative performance as eight of the Fund’s largest 10 overweight positions outperformed the benchmark. Our sub-sector allocations were also beneficial to results. This was due, in large part, to underweights in the poor performing Financials and Consumer Cyclicals sectors. Within the Consumer Cyclical sector, we had an underweight to the home construction industry. This enhanced results as it returned -23.3% during the fiscal year. In addition, our overweight to the aerospace/defense industry was beneficial, as it gained 7.2% during the reporting period.

What were the leading detractors from performance?

A. Our underperformance versus the benchmark during the fiscal year was due to an overweight to CCC-rated securities. Our view at the beginning of the reporting period was that economic growth and earnings from high-yield issuers would remain resilient. Given this, we felt that high-yield defaults would remain subdued. Economic and earnings growth remained largely supportive of historically low high-yield spreads and the high-yield default rate hit an all-time low during the period. In such an environment, we would have expected to see our CCC-rated securities perform well. However, increased investor risk aversion and the ensuing flight to quality that started in June accelerated through the rest of 2007. During this period, fundamentals were cast aside and non-Treasury securities declined in value, with lower-rated securities, such as CCC-rated bonds, generating the worst results.

Q. Were there any significant changes to the Fund during the reporting period?

A. The benchmark against which the Fund’s performance is compared changed during the period. However, this change had no major impact on the way the Fund has been managed.

Thank you for your investment in Legg Mason Partners Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Lehman Brothers Global Aggregate Index (Hedged) is an index comprised of several other Lehman Brothers indexes that measure fixed-income performance of regions around the world.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

4         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(2.53)%	$1,000.00	$974.70	1.47%	$7.32

Class B	(2.51)	1,000.00	974.90	1.75	8.71

Class C	(2.73)	1,000.00	972.70	1.76	8.75

Class I	(2.26)	1,000.00	977.40	0.89	4.44

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.80	1.47%	$7.48

Class B	5.00	1,000.00	1,016.38	1.75	8.89

Class C	5.00	1,000.00	1,016.33	1.76	8.94

Class I	5.00	1,000.00	1,020.72	0.89	4.53

(1)	For the six months ended December 31, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/07	(0.08)%	(0.37)%	(0.48)%	0.39%

Five Years Ended 12/31/07	9.45	8.71	8.95	9.87

Ten Years Ended 12/31/07	5.27	4.52	4.73	5.62

	With Sales Charges(4)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/07	(4.34)%	(4.56)%	(1.40)%	0.39%

Five Years Ended 12/31/07	8.50	8.57	8.95	9.87

Ten Years Ended 12/31/07	4.81	4.52	4.73	5.62

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/97 through 12/31/07)	67.05%

Class B (12/31/97 through 12/31/07)	55.66

Class C (12/31/97 through 12/31/07)	58.76

Class I(3) (12/31/97 through 12/31/07)	72.80

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were converted into Class O shares and Class O shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

8         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Global High Yield Bond Fund vs. Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index* and Citigroup High Yield Market Index† (December 1997 — December 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1997, assuming deduction of the maximum initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Fund’s former benchmark, the Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

*	Effective August 24, 2007, the Fund’s benchmark changed from the Citigroup High Yield Market Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         9

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 89.2%
Aerospace & Defense — 1.6%
$1,920,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$1,929,600
	DRS Technologies Inc., Senior Subordinated Notes:
3,975,000	6.875% due 11/1/13	3,975,000
1,200,000	6.625% due 2/1/16	1,191,000
	Hawker Beechcraft Acquisition Co.:
4,510,000	Senior Notes, 8.875% due 4/1/15 (a)(b)	4,476,175
2,560,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	2,553,600

	Total Aerospace & Defense	14,125,375

Airlines — 1.4%
	Continental Airlines Inc.:
2,550,000	Notes, 8.750% due 12/1/11	2,416,125
	Pass-Through Certificates:
114,290	6.541% due 9/15/08	113,433
1,595,000	7.339% due 4/19/14	1,471,388
6,355,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	6,736,300
1,950,000	Delta Air Lines Inc., 8.954% due 8/10/14 (a)	1,911,000

	Total Airlines	12,648,246

Auto Components — 1.7%
	Allison Transmission Inc.:
1,710,000	11.000% due 11/1/15 (a)	1,564,650
3,360,000	11.250% due 11/1/15 (a)(b)	2,982,000
3,360,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	2,486,400
9,445,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	8,406,050

	Total Auto Components	15,439,100

Automobiles — 2.3%
	Ford Motor Co.:
6,150,000	Notes, 7.450% due 7/16/31	4,597,125
845,000	Senior Notes, 4.950% due 1/15/08	844,441
	General Motors Corp.:
2,545,000	Notes, 7.200% due 1/15/11	2,347,763
15,970,000	Senior Debentures, 8.375% due 7/15/33	12,935,700

	Total Automobiles	20,725,029

Beverages — 0.0%
70,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	65,975

Building Products — 1.4%
	Associated Materials Inc.:
5,420,000	Senior Discount Notes, step bond to yield 13.485% due 3/1/14	3,495,900
3,685,000	Senior Subordinated Notes, 9.750% due 4/15/12	3,777,125
3,290,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	2,648,450

See Notes to Financial Statements.

10         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Building Products — 1.4% (continued)
$4,185,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.665% due 3/1/14	$2,469,150

	Total Building Products	12,390,625

Chemicals — 1.5%
	Georgia Gulf Corp., Senior Notes:
3,385,000	9.500% due 10/15/14	2,716,463
1,850,000	10.750% due 10/15/16	1,248,750
1,765,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	1,879,725
2,775,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	2,990,062
5,570,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	4,261,050

	Total Chemicals	13,096,050

Commercial Banks — 1.7%
	ATF Capital BV:
1,000,000	9.250% due 2/21/14 (a)	1,019,300
4,355,000	Senior Notes, 9.250% due 2/21/14 (a)	4,409,437
5,375,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (a)	5,106,250
	TuranAlem Finance BV, Bonds:
2,995,000	8.250% due 1/22/37 (a)	2,568,213
2,240,000	8.250% due 1/22/37 (a)	1,915,200

	Total Commercial Banks	15,018,400

Commercial Services & Supplies — 2.4%
5,465,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	5,164,425
935,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (a)	822,800
7,516,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	7,863,615
2,870,961	Employee Solutions Inc., 10.000% due 4/15/10 (c)(d)(e)	287
	Interface Inc.:
645,000	Senior Notes, 10.375% due 2/1/10	678,863
2,845,000	Senior Subordinated Notes, 9.500% due 2/1/14	2,987,250
2,120,000	Rental Services Corp., 9.500% due 12/1/14	1,908,000
4,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (d)(e)	4,000
1,950,000	US Investigations Services Inc., 11.750% due 5/1/16 (a)	1,706,250

	Total Commercial Services & Supplies	21,135,490

Consumer Finance — 2.9%
3,320,000	AmeriCredit Corp., Senior Notes, 8.500% due 7/1/15 (a)	2,548,100
	Ford Motor Credit Co., Senior Notes:
1,085,000	9.875% due 8/10/11	1,026,975
1,215,000	7.993% due 1/13/12 (f)	1,021,409
2,515,000	8.000% due 12/15/16	2,139,480
	General Motors Acceptance Corp.:
13,845,000	Bonds, 8.000% due 11/1/31	11,641,859
8,740,000	Notes, 6.875% due 8/28/12	7,330,728

	Total Consumer Finance	25,708,551

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Containers & Packaging — 1.0%
$5,135,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	$5,096,487
1,840,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	1,849,200
2,150,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	26,875
2,275,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17	2,209,594

	Total Containers & Packaging	9,182,156

Diversified Consumer Services — 0.5%
1,805,000	Education Management LLC/Education Management Finance Corp., Senior Notes, 8.750% due 6/1/14	1,820,793
	Service Corp. International:
650,000	Debentures, 7.875% due 2/1/13	656,679
	Senior Notes:
555,000	7.625% due 10/1/18	560,550
1,255,000	7.500% due 4/1/27	1,160,875

	Total Diversified Consumer Services	4,198,897

Diversified Financial Services — 2.9%
3,725,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	3,026,562
2,260,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	2,141,350
2,225,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)	2,294,487
	Leucadia National Corp.:
770,000	7.125% due 3/15/17	716,100
2,070,000	Senior Notes, 8.125% due 9/15/15	2,080,350
	Residential Capital LLC:
1,925,000	8.544% due 4/17/09 (a)(f)	957,688
1,090,000	6.875% due 6/30/15	664,900
2,450,000	Notes, 6.375% due 6/30/10	1,580,250
4,160,000	Senior Notes, 6.000% due 2/22/11	2,610,400
4,440,000	TNK-BP Finance SA, 7.500% due 7/18/16	4,317,634
	Vanguard Health Holdings Co.:
1,245,000	I LLC, Senior Discount Notes, step bond to yield 9.504% due 10/1/15	927,525
4,485,000	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	4,339,237

	Total Diversified Financial Services	25,656,483

Diversified Telecommunication Services — 6.8%
5,190,000	Axtel SAB de CV, 7.625% due 2/1/17 (a)	5,202,975
870,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	759,075
	Citizens Communications Co.:
300,000	7.050% due 10/1/46	244,500
4,180,000	Senior Notes, 7.875% due 1/15/27	4,002,350
350,000	Hawaiian Telcom Communications Inc., 9.750% due 5/1/13	349,125
7,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	7,262,500
	Intelsat Corp.:
935,000	9.000% due 6/15/16	946,688
1,160,000	Senior Notes, 9.000% due 8/15/14	1,171,600

See Notes to Financial Statements.

12         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Diversified Telecommunication Services — 6.8% (continued)
$6,820,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	$6,751,800
	Level 3 Financing Inc.:
3,375,000	9.250% due 11/1/14	3,071,250
3,580,000	9.150% due 2/15/15 (f)	3,034,050
4,035,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	4,156,050
2,265,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	2,270,662
	Qwest Corp.:
4,440,000	Debentures, 6.875% due 9/15/33	4,118,100
3,630,000	Senior Notes, 7.500% due 10/1/14	3,702,600
	Virgin Media Finance PLC, Senior Notes:
320,000	8.750% due 4/15/14	319,200
5,945,000	9.125% due 8/15/16	5,915,275
760,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	832,200
5,510,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	5,813,050
1,714,472	World Access Inc., Senior Notes, 13.250% due 1/15/08 (c)(d)(e)	49,720

	Total Diversified Telecommunication Services	59,972,770

Electric Utilities — 1.9%
3,050,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	3,126,250
835,000	IPALCO Enterprises Inc., Secured Notes, 8.625% due 11/14/11	876,750
11,687	Midwest Generation LLC, Pass-Through Certificates, 8.560% due 1/2/16	12,476
3,200,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	3,504,000
5,750,000	Texas Competitive Electric Holding Co. LLC, 10.500% due 11/1/16 (a)(b)	5,706,875
4,370,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (a)	3,834,675

	Total Electric Utilities	17,061,026

Electronic Equipment & Instruments — 0.4%
	NXP BV/NXP Funding LLC:
1,030,000	Senior Notes, 9.500% due 10/15/15	946,313
2,440,000	Senior Secured Notes, 7.875% due 10/15/14	2,330,200

	Total Electronic Equipment & Instruments	3,276,513

Energy Equipment & Services — 0.9%
3,750,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	3,646,875
720,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	730,800
1,250,000	Key Energy Services Inc., 8.375% due 12/1/14 (a)	1,284,375
1,215,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	1,254,487
1,330,000	Sonat Inc., Notes, 7.625% due 7/15/11	1,366,405

	Total Energy Equipment & Services	8,282,942

Food & Staples Retailing — 0.4%
2,891,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	3,356,960

Food Products — 0.5%
	Dole Food Co. Inc.:
1,530,000	Debentures, 8.750% due 7/15/13	1,415,250
	Senior Notes:
775,000	7.250% due 6/15/10	709,125
2,291,000	8.875% due 3/15/11	2,130,630

	Total Food Products	4,255,005

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Gas Utilities — 0.6%
$5,695,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$5,552,625

Health Care Equipment & Supplies — 0.2%
2,115,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	1,956,375

Health Care Providers & Services — 5.3%
1,345,000	Community Health Systems Inc., 8.875% due 7/15/15	1,376,944
	DaVita Inc.:
275,000	Senior Notes, 6.625% due 3/15/13	275,000
6,015,000	Senior Subordinated Notes, 7.250% due 3/15/15	6,060,113
	HCA Inc.:
3,270,000	9.250% due 11/15/16	3,441,675
2,420,000	Debentures, 7.500% due 12/15/23	1,993,794
4,560,000	Notes, 6.375% due 1/15/15	3,876,000
8,270,000	Senior Secured Notes, 9.625% due 11/15/16 (b)	8,766,200
4,130,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	4,150,650
	Tenet Healthcare Corp., Senior Notes:
2,280,000	6.375% due 12/1/11	2,086,200
1,805,000	6.500% due 6/1/12	1,615,475
4,310,000	7.375% due 2/1/13	3,792,800
3,780,000	9.875% due 7/1/14	3,619,350
	Universal Hospital Services Inc.:
1,015,000	8.288% due 6/1/15 (f)	1,020,075
970,000	8.500% due 6/1/15 (b)	984,550
4,495,000	US Oncology Holdings Inc., 10.759% due 3/15/12 (b)	3,753,325

	Total Health Care Providers & Services	46,812,151

Hotels, Restaurants & Leisure — 5.3%
2,730,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	2,613,975
3,125,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (g)	1,203,125
	Caesars Entertainment Inc., Senior Subordinated Notes:
650,000	8.875% due 9/15/08	675,403
2,310,000	8.125% due 5/15/11	2,159,850
755,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	690,825
529,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	513,130
2,375,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	2,294,844
1,400,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15 (a)(c)	1,316,000
1,910,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,814,500
775,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15 (a)	676,187
3,795,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	2,258,025
2,110,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12 (a)	2,046,700
4,485,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	4,686,825

See Notes to Financial Statements.

14         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 5.3% (continued)
$3,310,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	$3,127,950
	MGM MIRAGE Inc.:
1,785,000	Notes, 6.750% due 9/1/12	1,747,069
	Senior Notes:
910,000	5.875% due 2/27/14	837,200
695,000	7.500% due 6/1/16	691,525
2,820,000	7.625% due 1/15/17	2,798,850
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
2,155,000	8.250% due 3/15/12	2,187,325
1,910,000	8.750% due 10/1/13	1,952,975
1,675,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	1,482,375
	Snoqualmie Entertainment Authority, Senior Secured Notes:
1,090,000	9.063% due 2/1/14 (a)(f)	1,035,500
845,000	9.125% due 2/1/15 (a)	819,650
	Station Casinos Inc.:
	Senior Notes:
535,000	6.000% due 4/1/12	478,825
3,765,000	7.750% due 8/15/16	3,416,737
	Senior Subordinated Notes:
865,000	6.875% due 3/1/16	635,775
295,000	6.625% due 3/15/18	203,550
2,155,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	2,187,325

	Total Hotels, Restaurants & Leisure	46,552,020

Household Durables — 1.6%
2,500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(e)	0
3,810,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	3,295,650
1,530,000	K Hovnanian Enterprises Inc., Senior Notes, 7.500% due 5/15/16	1,078,650
2,415,000	KB Home, 7.750% due 2/1/10	2,245,950
3,230,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	3,294,600
4,400,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.710% due 9/1/12	3,982,000

	Total Household Durables	13,896,850

Household Products — 0.3%
615,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	602,700
2,355,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	2,378,550

	Total Household Products	2,981,250

Independent Power Producers & Energy Traders — 7.3%
2,290,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	2,227,332
	AES Corp.:
5,545,000	8.000% due 10/15/17 (a)	5,697,487
2,845,000	Senior Notes, 9.375% due 9/15/10	3,001,475
5,080,000	Dynegy Holdings Inc., 7.750% due 6/1/19	4,711,700

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         15

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Independent Power Producers & Energy Traders — 7.3% (continued)
	Edison Mission Energy, Senior Notes:
$1,015,000	7.750% due 6/15/16	$1,050,525
2,710,000	7.200% due 5/15/19	2,676,125
4,025,000	7.625% due 5/15/27	3,803,625
	Energy Future Holdings, Senior Notes:
10,000	10.875% due 11/1/17 (a)	10,100
27,250,000	11.250% due 11/1/17 (a)(b)	27,658,750
3,620,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	3,647,150
	NRG Energy Inc., Senior Notes:
10,660,000	7.375% due 2/1/16	10,420,150
40,000	7.375% due 1/15/17	39,100

	Total Independent Power Producers & Energy Traders	64,943,519

IT Services — 1.4%
1,950,000	Ceridian Corp., 12.250% due 11/15/15 (a)(b)	1,823,250
4,400,000	First Data Corp., 9.875% due 9/24/15 (a)	4,097,500
	SunGard Data Systems Inc.:
3,085,000	Senior Notes, 9.125% due 8/15/13	3,154,413
3,595,000	Senior Subordinated Notes, 10.250% due 8/15/15	3,693,862

	Total IT Services	12,769,025

Machinery — 0.3%
1,420,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	1,349,000
1,100,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	1,119,250

	Total Machinery	2,468,250

Media — 7.9%
4,891,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	4,823,749
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
3,500,000	Senior Accreting Notes, 12.125% due 1/15/15	2,222,500
5,050,000	Senior Notes, 11.750% due 5/15/14	3,219,375
8,183,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	6,710,060
	CCH II LLC/CCH II Capital Corp., Senior Notes:
3,510,000	10.250% due 9/15/10	3,457,350
194,000	10.250% due 10/1/13	186,725
1,500,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	1,110,000
1,360,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	1,060,800
2,620,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	2,567,600
3,400,000	CMP Susquehanna Corp., 9.875% due 5/15/14	2,567,000
	CSC Holdings Inc.:
	Senior Debentures:
2,615,000	8.125% due 8/15/09	2,667,300
420,000	7.875% due 2/15/18	394,800
875,000	7.625% due 7/15/18	808,281

See Notes to Financial Statements.

16         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Media — 7.9% (continued)
	Senior Notes:
$375,000	8.125% due 7/15/09	$382,031
975,000	7.625% due 4/1/11	977,438
2,355,000	6.750% due 4/15/12	2,263,744
	Dex Media Inc., Discount Notes:
2,060,000	step bond to yield 8.367% due 11/15/13	1,884,900
3,885,000	step bond to yield 8.996% due 11/15/13	3,554,775
1,490,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	1,553,325
	EchoStar DBS Corp., Senior Notes:
1,055,000	6.625% due 10/1/14	1,052,362
5,330,000	7.125% due 2/1/16	5,463,250
2,665,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (a)	2,591,712
1,690,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	1,559,025
	R.H. Donnelley Corp.:
2,085,000	Senior Discount Notes, 6.875% due 1/15/13	1,876,500
5,820,000	Senior Notes, 8.875% due 1/15/16	5,470,800
1,825,000	Sun Media Corp., 7.625% due 2/15/13	1,786,219
	TL Acquisitions Inc.:
3,045,000	Senior Notes, 10.500% due 1/15/15 (a)	2,942,231
3,315,000	Senior Subordinated Notes, step bond to yield 13.328% due 7/15/15 (a)	2,639,569
	XM Satellite Radio Inc., Senior Notes:
2,125,000	9.411% due 5/1/13 (f)	2,008,125
340,000	9.750% due 5/1/14	330,650

	Total Media	70,132,196

Metals & Mining — 4.5%
11,970,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	12,867,750
1,500,000	Metals USA Holdings Corp., Senior Notes, 11.231% due 7/1/12 (a)(b)	1,237,500
6,285,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	6,536,400
840,000	Noranda Aluminium Acquisition Corp., 8.738% due 5/15/15 (a)(b)(f)	709,800
2,270,000	Noranda Aluminium Holding Corp., Senior Notes, 10.488% due 11/15/14 (a)(b)(f)	1,940,850
4,275,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	4,039,875
5,050,000	Ryerson Inc., 12.000% due 11/1/15 (a)	5,012,125
1,395,000	Steel Dynamics Inc., 7.375% due 11/1/12 (a)	1,408,950
3,250,000	Tube City IMS Corp., 9.750% due 2/1/15	2,941,250
	Vale Overseas Ltd., Notes:
430,000	6.250% due 1/23/17	433,485
2,605,000	6.875% due 11/21/36	2,648,272

	Total Metals & Mining	39,776,257

Multiline Retail — 1.4%
6,572,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (a)(b)	5,208,310
	Neiman Marcus Group Inc.:
2,680,000	Senior Notes, 9.000% due 10/15/15 (b)	2,777,150
4,050,000	Senior Subordinated Notes, 10.375% due 10/15/15	4,237,312

	Total Multiline Retail	12,222,772

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         17

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 8.7%
$5,292,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	$5,371,380
	Chesapeake Energy Corp., Senior Notes:
5,220,000	7.500% due 6/15/14	5,337,450
65,000	6.625% due 1/15/16	63,863
2,395,000	6.250% due 1/15/18	2,311,175
410,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	428,844
1,100,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,119,250
1,640,801	Corral Finans AB, 10.243% due 4/15/10 (a)(b)	1,501,333
	Costilla Energy Inc.:
4,000,000	Senior Notes, 10.250% due 10/1/06 (c)(d)(e)	0
1,000,000	Senior Subordinated Notes, 10.250% due 10/1/06 (c)(d)(e)	0
	El Paso Corp.:
	Medium-Term Notes:
245,000	7.375% due 12/15/12	252,056
4,885,000	7.800% due 8/1/31	4,982,002
2,900,000	7.750% due 1/15/32	2,958,223
4,975,000	Notes, 7.875% due 6/15/12	5,192,442
	Enterprise Products Operating LP:
815,000	7.034% due 1/15/68 (f)	740,031
2,550,000	Junior Subordinated Notes, 8.375% due 8/1/66 (f)	2,614,762
5,460,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	5,282,550
3,715,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	3,566,400
	Mariner Energy Inc., Senior Notes:
1,930,000	7.500% due 4/15/13	1,867,275
955,000	8.000% due 5/15/17	913,219
2,240,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	2,396,800
2,055,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	2,044,725
1,380,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	1,459,350
	Petroplus Finance Ltd.:
1,215,000	6.750% due 5/1/14 (a)	1,137,544
500,000	Senior Note, 7.000% due 5/1/17 (a)	460,000
5,660,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	5,405,300
200,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	194,000
	Stone Energy Corp., Senior Subordinated Notes:
1,635,000	8.250% due 12/15/11	1,643,175
536,000	6.750% due 12/15/14	499,820
2,470,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	2,327,975
	Whiting Petroleum Corp., Senior Subordinated Notes:
2,755,000	7.250% due 5/1/12	2,727,450
2,155,000	7.000% due 2/1/14	2,144,225
	Williams Cos. Inc., Notes:
4,775,000	7.875% due 9/1/21	5,318,156
4,230,000	8.750% due 3/15/32	5,192,325

	Total Oil, Gas & Consumable Fuels	77,453,100

See Notes to Financial Statements.

18         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Paper & Forest Products — 2.5%
	Abitibi-Consolidated Co. of Canada:
	Notes:
$725,000	7.750% due 6/15/11	$569,125
780,000	8.491% due 6/15/11 (f)	620,100
2,255,000	Senior Notes, 8.375% due 4/1/15	1,685,613
	Abitibi-Consolidated Inc.:
1,510,000	7.875% due 8/1/09	1,445,825
2,289,000	Debentures, 7.400% due 4/1/18	1,516,463
1,265,000	Notes, 8.550% due 8/1/10	1,113,200
	Appleton Papers Inc.:
1,245,000	Senior Notes, 8.125% due 6/15/11	1,227,881
3,925,000	Senior Subordinated Notes, 9.750% due 6/15/14	3,905,375
	NewPage Corp.:
1,990,000	10.000% due 5/1/12 (a)	2,009,900
5,470,000	Senior Secured Notes, 11.161% due 5/1/12 (f)	5,668,287
1,260,000	Newpage Holding Corp., 11.818% due 11/1/13 (b)(f)	1,215,900
1,400,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	1,330,000

	Total Paper & Forest Products	22,307,669

Pharmaceuticals — 0.7%
8,815,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	6,038,275

Real Estate Investment Trusts (REITs) — 0.5%
140,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	135,800
995,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	343,275
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
1,205,000	6.500% due 6/1/16	1,186,925
3,185,000	6.750% due 4/1/17	3,169,075

	Total Real Estate Investment Trusts (REITs)	4,835,075

Real Estate Management & Development — 0.7%
2,180,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	1,406,100
	Realogy Corp.:
570,000	Senior Notes, 10.500% due 4/15/14 (a)	427,500
6,660,000	Senior Subordinated Notes, 12.375% due 4/15/15 (a)	4,212,450

	Total Real Estate Management & Development	6,046,050

Road & Rail — 2.1%
4,586,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	4,826,765
	Hertz Corp.:
1,775,000	Senior Notes, 8.875% due 1/1/14	1,808,281
8,090,000	Senior Subordinated Notes, 10.500% due 1/1/16	8,413,600
	Kansas City Southern de Mexico:
1,030,000	7.625% due 12/1/13	1,020,988
1,105,000	Senior Notes, 7.375% due 6/1/14 (a)	1,077,375
1,040,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	1,046,500

	Total Road & Rail	18,193,509

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         19

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Software — 0.2%
$2,380,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	$2,070,600

Specialty Retail — 0.7%
3,220,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	2,769,200
1,610,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	1,714,650
1,479,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07 (c)(d)(e)	0
1,950,000	Michaels Stores Inc., 10.000% due 11/1/14	1,862,250

	Total Specialty Retail	6,346,100

Textiles, Apparel & Luxury Goods — 0.2%
1,975,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	1,975,000

Tobacco — 0.3%
	Alliance One International Inc.:
1,875,000	8.500% due 5/15/12	1,837,500
990,000	Senior Notes, 11.000% due 5/15/12	1,039,500

	Total Tobacco	2,877,000

Trading Companies & Distributors — 1.3%
2,180,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	1,940,200
5,535,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	5,147,550
4,320,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	4,039,200

	Total Trading Companies & Distributors	11,126,950

Transportation Infrastructure — 0.5%
	Saint Acquisition Corp.:
4,520,000	Secured Notes, 12.500% due 5/15/17 (a)	2,356,050
3,440,000	Senior Secured Notes, 12.619% due 5/15/15 (a)(f)	1,793,100

	Total Transportation Infrastructure	4,149,150

Wireless Telecommunication Services — 2.5%
2,320,000	ALLTEL Communications Inc., 10.375% due 12/1/17 (a)(b)	2,146,000
1,390,000	MetroPCS Wireless Inc., 9.250% due 11/1/14	1,313,550
	Rural Cellular Corp.:
2,780,000	8.124% due 6/1/13 (f)	2,835,600
1,795,000	Senior Notes, 9.875% due 2/1/10	1,871,288
3,675,000	Senior Secured Notes, 8.250% due 3/15/12	3,831,187
	True Move Co., Ltd.:
7,320,000	10.750% due 12/16/13 (a)	7,429,800
2,310,000	10.750% due 12/16/13 (a)	2,304,087

	Total Wireless Telecommunication Services	21,731,512

	TOTAL CORPORATE BONDS & NOTES (Cost — $849,168,921)	790,808,873

See Notes to Financial Statements.

20         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
3,210,025		Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (c)(d)(e) (Cost — $3,265,449)	$0

COLLATERALIZED SENIOR LOANS — 3.7%
Auto Components — 0.4%
4,000,000		Allison Transmission, Term Loan B, 8.170% due 8/7/14 (f)	3,744,284

Containers & Packaging — 0.4%
4,031,800		Berry Plastics Corp., Senior Term Loan, 12.244% due 6/15/14 (f)	3,487,507

IT Services — 0.7%
7,000,000		First Data Corp., Term Loan, 7.960% due 10/15/14 (f)	6,665,498

Oil, Gas & Consumable Fuels — 1.4%
9,500,000		SandRidge Energy, Term Loan, 8.625% due 4/1/15 (f)	9,476,250
3,000,000		Stallion Oilfield Services, Term Loan, 10.165% due 7/31/12 (f)	2,850,000

		Total Oil, Gas & Consumable Fuels	12,326,250

Paper & Forest Products — 0.3%
2,500,000		Verso Paper Holdings Term Loan, 11.161% due 2/1/12 (f)	2,395,312

Textiles, Apparel & Luxury Goods — 0.3%
2,500,000		Simmons Co., Term Loan, 10.648% due 2/15/12 (f)	2,300,000

Trading Companies & Distributors — 0.2%
2,120,401		Penhall International Corp., Term Loan, 12.393% due 4/1/12 (f)	1,887,157

		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $33,689,534)	32,806,008

SOVEREIGN BONDS — 1.9%
Brazil — 1.0%
17,066,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 7/1/10	9,020,975

Indonesia — 0.3%
		Republic of Indonesia:
8,114,000,000	IDR	11.000% due 9/15/25	883,945
14,826,000,000	IDR	10.250% due 7/15/27	1,515,717

		Total Indonesia	2,399,662

Russia — 0.6%
4,321,350		Russian Federation, 7.500% due 3/31/30 (a)	4,937,142

		TOTAL SOVEREIGN BONDS (Cost — $14,857,620)	16,357,779

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         21

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
8,696,430	Home Interiors & Gifts Inc. (c)(d)*	$9
29,983	Mattress Discounters Corp. (c)(d)*	0

	TOTAL CONSUMER DISCRETIONARY	9

INDUSTRIALS — 0.0%
Machinery — 0.0%
20	Glasstech Inc. (c)(d)*	0

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
40,557	Axiohm Transaction Solutions Inc. (c)(d)*	0

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
10,212	World Access Inc., Senior Notes (d)*	13

	TOTAL COMMON STOCKS (Cost — $5,332,105)	22

ESCROWED SHARES — 0.0%
2,000,000	Pillowtex Corp. (c)(d)* (Cost — $0)	0

PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
10	ION Media Networks Inc., Series B, 12.000%	57,475

FINANCIALS — 0.2%
Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
9,787	Class B Shares (c)(d)*	10
5,383	Class C Shares (c)(d)*	6
14,191	Class D Shares (c)(d)*	14
29,362	Class E Shares (c)(d)*	29

	Total Diversified Financial Services	59

Thrifts & Mortgage Finance — 0.2%
82,000	Federal National Mortgage Association (FNMA), 8.250%	2,111,500

	TOTAL FINANCIALS	2,111,559

INDUSTRIALS — 0.0%
Machinery — 0.0%
22	Glasstech Inc. (c)(d)*	0

	TOTAL PREFERRED STOCKS (Cost — $2,162,740)	2,169,034

See Notes to Financial Statements.

22         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Warrants		Security	Value

WARRANTS — 0.0%
16,853,395		ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)(d)*	$17
1,250		Leap Wireless International Inc., Expires 4/15/10 (c)(d)*	0
13,446		Pillowtex Corp., Expires 11/24/09 (c)(d)*	0

		TOTAL WARRANTS (Cost — $9,954)	17

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $908,486,323)	842,141,733

Face Amount†
SHORT-TERM INVESTMENTS — 3.2%
Sovereign Bonds — 1.7%
		Egypt Treasury Bills:
25,950,000	EGP	Zero coupon bond to yield 6.733% due 11/4/08	4,428,612
25,175,000	EGP	Zero coupon bond to yield 6.764% due 11/11/08	4,290,189
		Series 364:
33,400,000	EGP	Zero coupon bond to yield 10.218% due 1/1/08	6,054,838
4,300,000	EGP	Zero coupon bond to yield 9.856% due 1/15/08	776,748

		Total Sovereign Bonds (Cost — $15,422,990)	15,550,387

Repurchase Agreement — 1.5%
12,971,000		Morgan Stanley tri-party repurchase agreement dated 12/31/07, 4.250% due 1/2/08; Proceeds at maturity — $12,974,063; (Fully collateralized by U.S. government agency obligation, 0.000% due 1/10/08; Market value — $13,234,100) (Cost — $12,971,000) (h)	12,971,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $28,393,990)	28,521,387

		TOTAL INVESTMENTS — 98.2% (Cost — $936,880,313#)	870,663,120
		Other Assets in Excess of Liabilities — 1.8%	16,089,221

		TOTAL NET ASSETS — 100.0%	$886,752,341

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Security is currently in default.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(g)	Subsequent to the reporting period, on January 22, 2008, the company filed for bankruptcy.

(h)	All or a portion of this security is segregated for open forward foreign currency contracts.

#	Aggregate cost for federal income tax purposes is $941,672,119.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EGP	— Egyptian Pound
IDR	— Indonesian Rupiah

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         23

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $936,880,313)	$870,663,120
Foreign currency, at value (Cost — $2,044,046)	2,314,800
Cash	825
Interest receivable	20,479,914
Receivable for Fund shares sold	1,114,220
Receivable from affiliate	222,115
Prepaid expenses	51,879

Total Assets	894,846,873

LIABILITIES:
Payable for Fund shares repurchased	4,061,668
Distributions payable	1,234,865
Payable for securities purchased	1,003,559
Investment management fee payable	607,804
Distribution fees payable	249,478
Payable for open forward currency contracts	4,658
Trustees’ fees payable	3,341
Accrued expenses	929,159

Total Liabilities	8,094,532

Total Net Assets	$886,752,341

NET ASSETS:
Par value (Note 6)	$1,118
Paid-in capital in excess of par value	1,015,127,344
Undistributed net investment income	678,246
Accumulated net realized loss on investments and foreign currency transactions	(63,127,372)
Net unrealized depreciation on investments and foreign currencies	(65,926,995)

Total Net Assets	$886,752,341

Shares Outstanding:
Class A	75,129,195

Class B	8,188,170

Class C	15,324,225

Class I	13,122,885

Net Asset Value:
Class A (and redemption price)	$7.92

Class B*	$7.99

Class C*	$8.00

Class I (and redemption price)	$7.91

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.27

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$92,944,569
Dividends	311,370
Income from securities lending	33,559
Less: Foreign taxes withheld	(35,362)

Total Investment Income	93,254,136

EXPENSES:
Investment management fee (Note 2)	8,663,049
Distribution fees (Notes 2 and 4)	3,409,075
Transfer agent fees (Note 4)	1,419,464
Legal fees	425,490
Shareholder reports (Note 4)	273,082
Registration fees	95,460
Custody fees	46,391
Audit and tax	45,317
Insurance	30,122
Trustees’ fees	23,065
Miscellaneous expenses	20,953

Total Expenses	14,451,468
Less: Fees paid indirectly (Note 1)	(2,327)

Net Expenses	14,449,141

Net Investment Income	78,804,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(707,418)
Foreign currency transactions	(13,300)

Net Realized Loss	(720,718)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(79,236,731)
Foreign currencies	229,763

Change in Net Unrealized Appreciation/Depreciation	(79,006,968)

Net Loss on Investments and Foreign Currency Transactions	(79,727,686)

Decrease in Net Assets From Operations	$(922,691)

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         25

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$78,804,995	$81,891,911
Net realized gain (loss)	(720,718)	22,270,664
Change in net unrealized appreciation/depreciation	(79,006,968)	6,527,767

Increase (Decrease) in Net Assets From Operations	(922,691)	110,690,342

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(80,265,497)	(85,740,450)

Decrease in Net Assets From Distributions to Shareholders	(80,265,497)	(85,740,450)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	210,022,635	392,636,859
Reinvestment of distributions	58,917,948	75,180,215
Cost of shares repurchased	(494,291,110)	(532,068,972)

Decrease in Net Assets From Fund Share Transactions	(225,350,527)	(64,251,898)

Decrease in Net Assets	(306,538,715)	(39,302,006)
NET ASSETS:
Beginning of year	1,193,291,056	1,232,593,062

End of year*	$886,752,341	$1,193,291,056

* Includes undistributed net investment income of:	$678,246	$474,337

See Notes to Financial Statements.

26         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$ 8.54	$ 8.36		$ 8.59	$ 8.29	$ 7.23

Income (Loss) From Operations:
Net investment income	0.61	0.58		0.56	0.58	0.59
Net realized and unrealized gain (loss)	(0.61)	0.21		(0.22)	0.29	1.07

Total Income From Operations	—	0.79		0.34	0.87	1.66

Less Distributions From:
Net investment income	(0.62)	(0.61)		(0.57)	(0.57)	(0.60)

Total Distributions	(0.62)	(0.61)		(0.57)	(0.57)	(0.60)

Net Asset Value, End of Year	$ 7.92	$ 8.54		$ 8.36	$ 8.59	$ 8.29

Total Return(3)	(0.08)%	9.90%		4.08%	10.97%	23.83%

Net Assets, End of Year (000s)	$594,940	$701,540		$693,116	$1,535,433	$1,148,273

Ratios to Average Net Assets:
Gross expenses	1.34%	1.21	%(5)	1.19%	1.20%	1.25%
Net expenses	1.34 (4)	1.21	(5)(6)	1.19	1.20	1.25
Net investment income	7.27	7.01		6.59	7.02	7.34

Portfolio Turnover Rate	64%	76%		64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.19% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$8.59	$8.40		$8.65	$8.34	$7.27

Income (Loss) From Operations:
Net investment income	0.59	0.53		0.49	0.52	0.53
Net realized and unrealized gain (loss)	(0.61)	0.21		(0.24)	0.30	1.08

Total Income (Loss) From Operations	(0.02)	0.74		0.25	0.82	1.61

Less Distributions From:
Net investment income	(0.58)	(0.55)		(0.50)	(0.51)	(0.54)

Total Distributions	(0.58)	(0.55)		(0.50)	(0.51)	(0.54)

Net Asset Value, End of Year	$7.99	$8.59		$8.40	$8.65	$8.34

Total Return(3)	(0.37)%	9.17%		3.04%	10.22%	22.91%

Net Assets, End of Year (000s)	$65,425	$98,450		$135,186	$187,303	$235,293

Ratios to Average Net Assets:
Gross expenses	1.64%	1.99	%(5)	2.02%	1.98%	2.01%
Net expenses	1.64 (4)	1.99	(5)(6)	2.02	1.98	2.01
Net investment income	6.94	6.25		5.81	6.25	6.74

Portfolio Turnover Rate	64%	76%		64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.98% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$8.63	$8.44		$8.68	$8.38	$7.30

Income (Loss) From Operations:
Net investment income	0.59	0.55		0.52	0.55	0.56
Net realized and unrealized gain (loss)	(0.62)	0.22		(0.23)	0.29	1.09

Total Income (Loss) From Operations	(0.03)	0.77		0.29	0.84	1.65

Less Distributions From:
Net investment income	(0.60)	(0.58)		(0.53)	(0.54)	(0.57)

Total Distributions	(0.60)	(0.58)		(0.53)	(0.54)	(0.57)

Net Asset Value, End of Year	$8.00	$8.63		$8.44	$8.68	$8.38

Total Return(3)	(0.48)%	9.46%		3.44%	10.42%	23.36%

Net Assets, End of Year (000s)	$122,595	$177,338		$235,117	$292,918	$317,704

Ratios to Average Net Assets:
Gross expenses	1.69%	1.71	%(5)	1.73%	1.70%	1.71%
Net expenses	1.69 (4)	1.71	(5)(6)	1.73	1.70	1.71
Net investment income	6.89	6.53		6.10	6.52	6.93

Portfolio Turnover Rate	64%	76%		64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.69% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         29

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)(2)	2007	2006(3)		2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Year	$8.53	$8.35		$8.59	$8.29	$7.22

Income (Loss) From Operations:
Net investment income	0.64	0.61		0.59	0.61	0.62
Net realized and unrealized gain (loss)	(0.60)	0.21		(0.23)	0.29	1.08

Total Income From Operations	0.04	0.82		0.36	0.90	1.70

Less Distributions From:
Net investment income	(0.66)	(0.64)		(0.60)	(0.60)	(0.63)

Total Distributions	(0.66)	(0.64)		(0.60)	(0.60)	(0.63)

Net Asset Value, End of Year	$7.91	$8.53		$8.35	$8.59	$8.29

Total Return(4)	0.39%	10.29%		4.33%	11.39%	24.41%

Net Assets, End of Year (000s)	$103,792	$215,963		$101,886	$117,197	$94,445

Ratios to Average Net Assets:
Gross expenses	0.86%	0.86	%(6)	0.83%	0.84%	0.86%
Net expenses	0.86 (5)	0.85	(6)(7)	0.83	0.84	0.86
Net investment income	7.63	7.35		6.97	7.37	7.87

Portfolio Turnover Rate	64%	76%		64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were converted into Class O shares and Class O shares were renamed Class I shares.

(3)	Represents a share of capital stock outstanding prior to April 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 0.84% (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Series Funds, Inc. (the “Company”), a Maryland corporation registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

instruments that are maintained, at all times, in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund incurs the risk of any loss on the securities on loan, as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

32         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Other Risks. The Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$ 2,296,983	$(2,296,983)
(b)	$1,664,411	(1,664,411)	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s daily average net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 Billion	0.800%
Next $1 Billion	0.775
Next $3 Billion	0.750
Over $5 Billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no

34         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$310,000	$9,000

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$667,923,998

Sales	786,858,843

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,593,726
Gross unrealized depreciation	(84,602,725)

Net unrealized depreciation	$(71,008,999)

At December 31, 2007, the Fund had the following open forward foreign currency contracts:

Contracts to Buy:	Local Currency	Market Value	Settlement Date	Unrealized Loss
Indian Rupee	16,827,000	$425,507	3/14/08	$(493)
Indian Rupee	50,417,100	1,274,904	3/14/08	(3,096)
Indian Rupee	16,805,700	424,932	3/17/08	(1,069)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(4,658)

At December 31, 2007, the Fund had no securities on loan.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         35

Notes to Financial Statements (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,662,712	$1,292,179	$212,875
Class B	594,300	38,643	15,000
Class C	1,152,063	78,743	45,005
Class I	—	9,899	202

Total	$3,409,075	$1,419,464	$273,082

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
Net Investment Income:
Class A	$49,404,205	$50,200,852
Class B	5,654,843	7,540,833
Class C	10,829,043	13,934,853
Class I†	14,377,406	9,017,239
Class Y‡	—	5,046,673

Total	$80,265,497	$85,740,450

†	As of November 20, 2006, Class O shares were renamed Class I shares.

‡	As of November 20, 2006, Class Y shares were converted to Class O shares.

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had $10 billion shares capital stock authorized with a par value of $0.001 per share.

36         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	18,401,220	$155,133,054	25,616,091	$214,916,138
Shares issued on reinvestment	4,993,676	41,584,475	5,287,089	44,276,255
Shares repurchased	(30,386,869)	(253,683,488)	(31,718,880)	(264,885,586)

Net Decrease	(6,991,973)	$(56,965,959)	(815,700)	$(5,693,193)

Class B
Shares sold	256,119	$2,160,598	614,536	$5,179,592
Shares issued on reinvestment	269,191	2,254,982	631,064	5,311,060
Shares repurchased	(3,800,313)	(31,920,022)	(5,874,185)	(49,349,365)

Net Decrease	(3,275,003)	$(27,504,442)	(4,628,585)	$(38,858,713)

Class C
Shares sold	802,504	$6,870,461	1,933,328	$16,362,709
Shares issued on reinvestment	631,191	5,317,112	1,365,646	11,550,178
Shares repurchased	(6,657,565)	(56,022,690)	(10,601,916)	(89,730,599)

Net Decrease	(5,223,870)	$(43,835,117)	(7,302,942)	$(61,817,712)

Class I†
Shares sold	5,425,799	$45,858,522	14,213,525	$120,347,862
Shares issued on reinvestment	1,170,464	9,761,379	1,117,401	9,367,765
Shares repurchased	(18,785,347)	(152,664,910)	(2,225,510)	(18,615,637)

Net Increase (Decrease)	(12,189,084)	$(97,045,009)	13,105,416	$111,099,990

Class Y‡
Shares sold	—	—	4,308,363	$35,830,558
Shares issued on reinvestment	—	—	561,046	4,674,957
Shares repurchased	—	—	(12,935,830)	(109,487,785)

Net Increase (Decrease)	—	—	(8,066,421)	$(68,982,270)

†	As of November 20, 2006, Class O shares were renamed Class I shares.

‡	As of November 20, 2006, Class Y shares were converted to Class O shares.

7.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by a pro rata distribution of portfolio securities. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the Fund’s investment valuation procedures as described in Note 1. For the year ended December 31, 2007, the Fund had redemptions-in-kind with total proceeds in the amount of $106,421,006. The net realized loss on these redemptions-in-kind amounted to $(1,307,416), which will not be realized for tax purposes.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         37

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 1/31/2008	$0.054601	$0.051200	$0.052465	$0.057067

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$80,265,497	$85,740,450

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$786,041

Capital loss carryforward*	(50,910,235)
Other book/tax temporary differences(a)	(7,533,126)
Unrealized appreciation/(depreciation)(b)	(70,718,801)

Total Accumulated Earnings/(Losses) — net	$(128,376,121)

*

During the taxable year ended December 31, 2007, the Fund utilized $4,797,771 of its capital loss carryover available from prior years. As of December 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2009	$(15,882,990)
12/31/2010	(35,027,245)

$(50,910,235)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for

38         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint.

The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         39

Notes to Financial Statements (continued)

the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding

40         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report         41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Global High Yield Bond Fund, a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Series Funds, Inc.) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Global High Yield Bond Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

42         Legg Mason Partners Global High Yield Bond Fund 2007 Annual Report

Board Approval of Management Agreement and Subadvisory Agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Board Members, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadvisers and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the

Legg Mason Partners Global High Yield Bond Fund         43

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

Management Agreement and the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with

44         Legg Mason Partners Global High Yield Bond Fund

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid directly or indirectly by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the actual fees paid (the “Actual Management Fee”), and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail

Legg Mason Partners Global High Yield Bond Fund         45

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other Benefits to the Manager and the Subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered the ancillary benefits that the Manager and its affiliates received were reasonable.

46         Legg Mason Partners Global High Yield Bond Fund

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Global High Yield Bond Fund         47

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Global High Yield Bond Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

48         Legg Mason Partners Global High Yield Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Legg Mason Partners Global High Yield Bond Fund         49

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director Comshare, Inc. (information technology) (from 1985 to 2003)

50         Legg Mason Partners Global High Yield Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 149 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

Legg Mason Partners Global High Yield Bond Fund         51

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Frances M. Guggino Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

52         Legg Mason Partners Global High Yield Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

David Castano Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Legg Mason Partners Global High Yield Bond Fund         53

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Matthew Plastina Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54         Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Global High Yield Bond Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

    Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Global High Yield Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FDXX010736 2/08	SR08-502

Legg Mason Partners Global High Yield Bond Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,500 in 2006 and $157,100 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $17,867 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,296 in 2006, which was performed by PwC and KPMG and $15,100 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2006 and $4,900 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008